                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                      -----------------------------------

     This Amendment No. 1 to Credit Agreement (this "Amendment") is entered into as of June 19, 1996 by and among COOPER CAMERON CORPORATION, a Delaware corporation, COOPER CAMERON (U.K.) LIMITED, a company formed under the laws of the United Kingdom, CAMERON FRANCE, S.A. (formerly known as Cooper Oil Tool France, S.A.), a societe anonyme formed under the laws of the Republic of France, CAMERON GMBH (formerly known as Cooper Oil Tool GmbH), a Gesellschaft mit beschrankter Haftung formed under the laws of the Federal Republic of Germany, and COOPER CAMERON (SINGAPORE) PTE. LTD., a private limited company formed under the laws of the Republic of Singapore (collectively, the "Borrowers"), The First National Bank of Chicago, individually and as agent ("Agent"), and the other financial institutions signatory hereto.

                                   RECITALS
                                   --------

     A. The Borrowers (other than Cooper Cameron (Singapore) Pte. Ltd.), the Agent and the Lenders are party to that certain credit agreement dated as of June 30, 1995 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrowers, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendments to Credit Agreement.

          1.1 Amendments to Credit Agreement on the Effective Date. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

               (a) the preamble to the Agreement is amended in its entirety to read as follows:

               "This Credit Agreement, dated as of June 30, 1995, is among COOPER CAMERON CORPORATION, a Delaware corporation, COOPER CAMERON (U.K.) LIMITED, a company formed under the laws of the United Kingdom, CAMERON FRANCE, S.A., formerly known as Cooper Oil Tool France, S.A., a societe anonyme formed under the laws of the Republic of France, CAMERON GMBH, formerly known as Cooper Oil Tool GmbH, a Gesellschaft mit beschrankter Haftung formed under the laws of the Federal Republic of Germany, COOPER CAMERON (SINGAPORE) PTE. LTD., a private limited company formed under the laws of the Republic of Singapore, the Lenders, BANK OF AMERICA

          ILLINOIS, THE BANK OF NOVA SCOTIA, THE CHASE MANHATTAN BANK, N.A., ABN AMRO BANK N.V., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONAL WESTMINSTER BANK PLC, NATIONSBANK OF TEXAS, N.A. AND TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually and as Co-Agents, and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Agent."

          (b) the definition of "Alternative Currency" in Article I is amended in its entirety to read as follows:

          "'Alternative Currency' shall mean, subject to availability pursuant to Section 3.3 and to the extent freely transferable and convertible into Dollars, the lawful currencies of the Republic of France, the Federal Republic of Germany, the United Kingdom and the Republic of Singapore."

          (c) The definition of "Applicable Commitment Fee Percentage" in
     Article I is amended by deleting the phrase "the chief financial officer of the Borrower" and substituting therefor the phrase "an Authorized Officer of the Borrower".

          (d) the definition of "Applicable Eurocurrency Margin" in Article I is amended by deleting the phrase "the chief financial officer of the Borrower" and substituting therefor the phrase "an Authorized Officer of the Borrower."

          (e) The definition of "Borrowing Subsidiary" in Article I is amended in its entirety to read as follows:

          "'Borrowing Subsidiary' means each of the UK Borrower, French Borrower, German Borrower and, from and after the First Amendment Effective Date, Singaporean Borrower, provided that, in the case of the Singaporean Borrower, each of the documents required to be executed and delivered by or in respect of the Singaporean Borrower pursuant to the First Amendment, including without limitation a counterpart signature page to this Agreement and a Revolving Credit Note, shall have been so executed and/or delivered."

          (f) the definition of "Capital Expenditures" in Article I is amended in its entirety to read as follows:

          "'Capital Expenditures' means, without duplication, any expenditures for any purchase or other acquisition for value of any asset that is classified on a consolidated balance sheet of the Borrower with the Subsidiaries prepared in accordance with Agreement Accounting Principles as a fixed or capital asset, excluding (a) the cost of assets acquired under Capitalized Lease Obligations, (b) expenditures of insurance proceeds to rebuild or replace any asset after a casualty loss and (c) any expenditures made as all or a portion of the purchase price for Specified Acquisitions permitted hereby."

          (g) the definition of "EBITDA" in Article I is amended by deleting the term "Interest Expenses" and substituting therefor the term "Interest Expense."

          (h) Article I is amended by adding the following definitions of "First Amendment" and "First Amendment Effective Date" in proper alphabetical order:

          "'First Amendment' means that certain Amendment No. 1 to Credit Agreement dated as of June 19, 1996 by and among the Borrowers (including the Singaporean Borrower), the Agent and the Lenders."

          "'First Amendment Effective Date' means the 'Effective Date' as defined in the First Amendment."

          (i) The definition of "French Borrower" in Article I is amended in its entirety to read as follows:

          "'French Borrower' means Cameron France, S.A. (formerly Cooper Oil Tool France, S.A.), a societe anonyme formed under the laws of the Republic of France, and its successors and assigns. From and after the First Amendment Effective Date, all references in the Loan Documents to the French Borrower or to Cooper Oil Tool France, S.A. shall henceforth be deemed references to Cameron France, S.A."

          (j) The definition of "German Borrower" in Article I is amended in its entirety to read as follows:

          "'German Borrower' means Cameron GmbH (formerly Cooper Oil tool GmbH), a Gesellschaft mit beschrankter Haftung formed under the laws of the Federal Republic of Germany, and its successors and assigns. From and after the First Amendment Effective Date, all references in the Loan Documents to the German Borrower or to Cooper Oil Tool GmbH shall henceforth be deemed references to Cameron GmbH."

          (k) The definition of "Interest Period" in Article I is amended by deleting the phrase "Eurodollar Interest Period" and substituting therefor the phrase "Eurocurrency Interest Period."

          (l) The definition of "Net Worth" in Article I is amended by deleting the term "Stockholders Equity" and substituting therefor the term "Stockholders' Equity."

          (m) The definition of "Restructuring Charges" in Article I is amended by deleting the date "June 30, 1996" and substituting therefor the date "June 30, 1997."

          (n) Article I is amended by adding the following definition of "Singaporean Borrower" in proper alphabetical order:

                "'Singaporean Borrower' means Cooper Cameron (Singapore) Pte. Ltd., a private limited company formed under the laws of the Republic of Singapore."

                (o) The definition of "Subsidiary Guarantors" in Article I of the Agreement is hereby amended by deleting the phrase, "and Wheeling Machine Products Company, a Delaware corporation."

                (p)  Section 2.2 is amended in its entirety to read as follows:

        "2.2. Term Loan Amortization. The Term Loan shall be payable in sixteen quarterly installments (which installments have been recalculated as of the First Amendment Effective Date so as to give effect to a prepayment of the Term Loan made by the Borrower on November 30, 1995 in the aggregate amount of $1,600,000) in the amounts and on the dates, commencing June 30, 1996, as follows:

               PAYMENT DATE                     AMOUNT
               ------------                     ------

               June 30, 1996                    $9,900,000
               September 30, 1996               $9,900,000
               December 31, 1996                $9,900,000
               March 31, 1997                   $9,900,000
               June 30, 1997                   $12,400,000
               September 30, 1997              $12,400,000
               December 31, 1997               $12,400,000
               March 31, 1998                  $12,400,000
               June 30, 1998                   $12,400,000
               September 30, 1998              $12,400,000
               December 31, 1998               $12,400,000
               March 31, 1999                  $12,400,000
               June 30, 1999                   $14,900,000
               September 30, 1999              $14,900,000
               December 31, 1999               $14,900,000
               March 31, 2000                  $14,900,000
                                                or the then outstanding
                                                principal balance of
                                                the Term Loan"

                (q) The second sentence of Section 2.6 is amended in its entirety to read as follows:

        "The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance and at least three (3) Business Days before the Borrowing Date for each Eurocurrency Advance."

                (r) Section 2.7(c) is amended by deleting the reference therein to "9:00 a.m." and substituting therefor a reference to the time "10:00 a.m."

                (s) The second sentence of Section 2.17 is amended in its entirety to read as follows:

        "The Borrowers hereby authorize the Lenders and the Agent to extend, convert or continue Advances, effect selection of Types of Advances, submit Competitive Bid Quotes and transfer funds based on telephonic notices made by
(a) any Authorized Officer of the Borrower, or (b) any person or persons for whom the Lenders and the Agent have received written authorization from an Authorized Officer of the Borrower, which written authorization(s) may be relied upon by the Agent, in the case of any person so authorized, until such time as the Agent shall have received written notice from an Authorized Officer of the Borrower revoking such person's authority to make such telephonic notices."

                (t) The second sentence of Section 2.19 is amended in its entirety to read as follows:

        "The Agent will notify each Lender and the Borrower of the interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender and the Borrower prompt notice of each change in the Alternate Base Rate."

                (u) The second sentence of Section 5.9 is amended in its entirety to read as follows:

        "Each Borrowing Subsidiary is a direct, Wholly-Owned Subsidiary except for the Singaporean Borrower, all of the issued and outstanding capital stock of which is owned by the Borrower and Cooper Energy Services International, Inc., a direct, Wholly-Owned Subsidiary of the Borrower."

                (v) The fourth through last sentences of Section 5.10 are amended in their entirety to read as follows:

        "Neither the Borrower nor any member of a Controlled Group has, with respect to any Plan, failed to make any material contribution or pay any material amount required under Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of a Controlled Group with respect to a Plan which could reasonably be expected to have a Material Adverse Effect. The Borrower has not engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject the Borrower to any material liability. Within the last five years, neither the Borrower nor any member of a Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of a Controlled Group and which could reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any other member of a Controlled Group has any material liability, contingent or otherwise, under either Title IV of ERISA or Chapter 43 of the Code by reason of being or having at some earlier date been a part of Cooper Industries, Inc. or being or having been treated as a single employer with Cooper Industries, Inc. as a single employer under Section 414 of the Code."

                (w) Section 6.1(d) is amended by deleting the phrase "its chief financial officer" and substituting therefor the phrase "an Authorized Officer of the Borrower".

                (x) Section 6.1(e) is amended by deleting the phrase "its chief financial officer" and substituting therefor the phrase "an Authorized Officer of the Borrower".

                (y) Section 6.10 is amended in its entirety to read as follows:

                "6.10. Capital Stock and Dividends. The Borrower will not, nor will it permit any Subsidiary to:

                        (a) issue (except by a Subsidiary to the Borrower or to any Wholly-Owned Subsidiary) any preferred stock, other capital stock or any equity securities of any kind (other than common stock or preferred stock not subject to sinking fund payments or other mandatory redemptions or payments prior to the Facility Termination Date); or

                        (b) declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own common stock), except that:

                        (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or any Wholly-Owned Subsidiary, and

                        (ii) so long as no Default or Unmatured Default exists before or after giving effect thereto, (A) on or before June 30, 1997, so long as the ratio of Total Debt to Total Capitalization is less than 40% before and after giving effect thereto (and after giving effect to any redemptions, repurchases, acquisitions or retirements of any capital stock or any options or other rights in respect thereof under Section 6.10(c)(ii) below), the Borrower may declare and pay cash dividends which, when aggregated with all other cash dividends paid after the date hereof do not exceed 25% of the cumulative Net Income of the Borrower from and after the date hereof (excluding the effect of the Goodwill Writedown), and (B) after June 30, 1997, the Borrower may declare and pay cash dividends which, when aggregated with all other cash dividends paid after the date hereof do not exceed 25% of the cumulative Net Income of the Borrower from and after the date hereof (excluding the effect of the Goodwill Writedown);or

        (c) redeem, repurchase or otherwise acquire or retire any of its capital stock or any options or other rights in respect thereof at any time outstanding, except that:

                (i) the Borrower may repurchase shares of its capital stock in an amount equal to the number of shares of its capital stock sold by employees of the Borrower or its Subsidiaries and which were received by such employees under the Borrower's Employee Stock Purchase Plan (as described in the S-4); and

                (ii) so long as no Default or Unmatured Default exists before or after giving effect thereto, and so long as the ratio of Total Debt to Total Capitalization is less than 40% before and after giving effect thereto (and, on or before June 30, 1997, after giving effect to any cash dividends under Section 6.10(b)(ii)(A) above), the Borrower may redeem, repurchase or otherwise acquire or retire any of its capital stock or any options or other rights in respect thereof."

        (z) Section 6.11(f) is amended by adding the phrase "and the Singaporean Borrower" after the phrase "the German Borrower"

        (aa)   Section 6.11(g) is amended in its entirety to read as follows:

        "(g) Contingent Obligations of the Borrower in respect of Indebtedness of Subsidiaries so long as such Indebtedness is permitted by this Agreement and Contingent Obligations arising out of endorsements of instruments for deposit or collection in the ordinary course of business,"

        (bb)   Section 6.13 is amended in its entirety to read as follows:

        "6.13. Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell, transfer or otherwise dispose of its Property (including sales or transfers in order to concurrently or subsequently lease as lessee such or similar Property), to any Person other than the Borrower or a Subsidiary Guarantor, except for (a) sales, leases, transfers or other dispositions of inventory in the ordinary course of business, and (b) leases, sales, transfers or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (excluding inventory sold, leased, transferred or disposed of in the ordinary course of business, but including sales or transfers in order to concurrently or subsequently lease as lessee such or similar Property) as permitted by this Section 6.13 since the date hereof, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries."

                (cc) Section 6.15 is hereby amended in its entirety to read as follows:

                "6.15. Sale and Leaseback. The Borrower will not, nor will it permit any Subsidiary to, sell or transfer any of its Property in order to concurrently or subsequently lease as lessee such or similar Property to any Person other than the Borrower or a Subsidiary Guarantor, except to the extent such transaction is permitted under Section 6.13."

                (dd) The last sentence of Section 9.7 is hereby amended in its entirety to read as follows:

                "The obligations of the Borrowers under this Section 9.7 shall survive the termination of this Agreement."

                (ee) Section 12.4 is amended by deleting the reference therein to "Section 13.3" and substituting therefor a reference to "Section 9.17".

                (ff) Exhibits "A" through "H" to the Agreement are hereby replaced with Exhibits "A" through "H" attached hereto.

                (gg)   Schedule 2.9 to the Agreement is hereby replaced with
Schedule 2.9 attached hereto.

                (hh) Schedule 5.9 - Part B to the Agreement is hereby replaced with Schedule 5.9 - Part B attached hereto.

        1.2 Amendment to the Credit Agreement Subsequent to the Effective Date. From and after the date, if any, on which the Agent and the Lenders shall have received written notice from the Borrower that the acquisition by the Borrower of the assets of Ingram Cactus Company (the "Ingram Cactus Acquisition") has been fully consummated in accordance with its terms, Section 6.23.3 shall, without the necessity of any further action on the part of the Borrowers, the Agent or any Lender, be amended in its entirety to read as follows:

                "6.23.3 Total Debt to Total Capitalization Ratio. At all times after the date hereof maintain a ratio of Total Debt to Total Capitalization of not greater than the following:

                                                             Maximum
               Period                                         Ratio
               ------                                        -------
From the date hereof to and including June 30, 1997.......      55%

From and including July 1, 1997 to and including
June 30, 1998.............................................      50%

From and including July 1, 1998 to and including
June 30, 1999.............................................      45%

At all times after June 30, 1999..........................      40%"


     2. Representations and Warranties of the Borrowers. The Borrowers represent and warrant that:

          (a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrowers enforceable against them in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

          (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

     3. Conditions Precedent; Effective Date. Sections 1.1 and 1.2 of this Amendment shall become effective upon (a) the execution and delivery hereof by the Borrowers, the Agent and the Required Lenders (without regard to whether it has been executed and delivered by all Lenders), and (b) the delivery by the Borrower to the Agent of each of the documents in respect of the Singaporean Borrower, the French Borrower and the German Borrower set forth on Attachment A hereto. Notwithstanding the foregoing, the effectiveness of Section 1.2 is subject to the further condition precedent that the amendment to the Credit Agreement set forth therein shall not become effective unless and until the Ingram Cactus Acquisition (as defined in Section 1.2) has been fully consummated in accordance with its terms. The date upon which the conditions set forth in clauses (a) and (b) above have been satisfied is the "Effective Date." In the event the Effective Date has not occurred on or before July 31, 1996, Sections
1.1 and 1.2 hereof shall not become operative and shall be of no force or effect. Further, in the event the Ingram Cactus Acquisition is not consummated in accordance with its terms on or before September 30, 1996, Section 1.2 hereof shall not become operative and shall be of no force and effect.

     4. Reference to and Effect Upon the Credit Agreement.

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of the provisions of Section 1.1 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended by Section 1.1 hereof, and upon the effectiveness of the provisions of Section 1.2 of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as further amended by Section 1.2 hereof.

     5. Costs and Expenses. The Borrowers hereby affirm their obligation under
Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                  COOPER CAMERON CORPORATION


                                  By:
                                     -------------------------------------------
                                     Daniel P. Keenan
                                     Treasurer


                                  COOPER CAMERON (U.K.) LIMITED


                                  By:
                                     -------------------------------------------
                                     Daniel P. Keenan
                                     Attorney-In-Fact


                                  CAMERON FRANCE, S.A., formerly known as
                                  Cooper Oil Tool France, S.A.


                                  By:
                                     -------------------------------------------
                                     Daniel P. Keenan
                                     Attorney-In-Fact


                                  CAMERON GMBH, formerly known as Cooper Oil
                                  Tool GmbH


                                  By:
                                     ------------------------------------------
                                     Daniel P. Keenan
                                     Attorney-In-Fact


                                  COOPER CAMERON (SINGAPORE) PTE. LTD.


                                  By:
                                     ------------------------------------------
                                     Daniel P. Keenan
                                     Attorney-In-Fact

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  Individually and as Agent


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------


                                  BANK OF AMERICA ILLINOIS, Individually and as Co-Agent


                                  By:
                                     ------------------------------------------
                                  Its:
                                      ----------------------------------------


                                  THE BANK OF NOVA SCOTIA, Individually and as
                                  Co-Agent


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  THE CHASE MANHATTAN BANK, N.A.,
                                  Individually and as Co-Agent


                                  By:
                                     -------------------------------------------

                                  Its:------------------------------------------


                                  ABN AMRO BANK N.V., Individually and as
                                  Co-Agent


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------


                                  NATIONAL WESTMINSTER BANK PLC, NEW YORK
                                  BRANCH, Individually and as Co-Agent


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------



                                  NATIONAL WESTMINSTER BANK PLC, NASSAU BRANCH, Individually and as Co-Agent


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  NATIONSBANK OF TEXAS, N.A., Individually and as Co-Agent


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------

                                  COMMERZBANK AKTIENGESELLSCHAFT
                                  ATLANTA AGENCY


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------



                                  AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                  LIMITED


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  ROYAL BANK OF CANADA


                                  By:
                                     -------------------------------------------
                                  Its:
                                      ------------------------------------------

                                              SOCIETE GENERALE, SOUTHWEST AGENCY

                                              By:_____________________________

                                              Its:____________________________

                                 ATTACHMENT A

            DOCUMENT DELIVERIES IN RESPECT OF SINGAPOREAN BORROWER


        1. Charter Documents; Good Standing Certificates. Copies of the articles or certificates of incorporation or other organizational documents of the Singaporean Borrower, together with all amendments thereto, both certified by the appropriate governmental officer in its jurisdiction of incorporation or organization, together with a good standing certificate (if applicable) issued by the appropriate official of the jurisdiction of the Singaporean Borrower's incorporation or organization and such other jurisdictions as shall be requested by the Agent.

        2. By-Laws and Resolutions. Copies, certified by the Secretary or Assistant Secretary of the Singaporean Borrower, of its by-laws and Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for the Agent) authorizing the execution, delivery and performance of the Loan Documents to which the Singaporean Borrower is a party.

        3. Secretary's Certificate. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Singaporean Borrower, which shall identify by name and title and bear the signature of the officers of such Borrower authorized to sign the Loan Documents upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

        4. Counterpart Signature Page. A counterpart signature page to the Credit Agreement duly executed by the Singaporean Borrower in the form attached hereto as Annex A.

        5. Revolving Credit Note. A Revolving Credit Note payable to the order of each Lender in the amount of its Revolving Credit Commitment duly executed by the Singaporean Borrower.

                       DOCUMENT DELIVERIES IN RESPECT OF
                  THE FRENCH BORROWER AND THE GERMAN BORROWER

        1. Copies of board of director's resolutions, amended certificates of formation or equivalent documents, as appropriate and available, evidencing the change of name of each of the French Borrower and the German Borrower.